Exhibit 10.13

d/b/a South Texas Securities

MEMBER FINRA/SIPC

895 Dove Street Suite 300

Newport Beach, CA 92660

949-851-4700

www.iconcapg.com

November 15, 2022

Gold River Productions, Inc.

1022 Shadyside Lane

Dallas, TX 75223

Attention: Adam Thomas

Dear Mr. Thomas:

This letter (the “Agreement”) constitutes the agreement between Icon Capital Group, LLC (dba South Texas Securities Co.), a Delaware limited liability company (“ICG” or the “Placement Agent”), and Gold River Productions, Inc., a Colorado corporation (OTCPK: GRPS) (the “Company”), who hereby agrees to sell up to an aggregate of Seven Hundred Fifty Thousand Dollars ($750,000.00) of securities of the Company in three tranches of Two Hundred Fifty Thousand Dollars ($250,000.00), including the shares (the “Shares”) of the Company’s Series D Preferred Stock, $[ ]1 par value per share (the "Preferred Stock”), pre-funded Preferred Stock purchase warrants (the “Pre-Funded Warrants” and the Shares issuable upon exercise of the Pre-Funded Warrants, the “Pre-Funded Warrant Shares”), and Preferred Stock purchase warrants (the “Warrants” and the Shares issuable upon exercise of the Warrants, the “Warrant Shares” and, together with the Shares, the Pre-Funded Warrants, and the Pre-Funded Warrant Shares, the “Securities”), directly to a certain investor (the “Purchaser”) through the Placement Agent, on a “reasonable best efforts” basis, in connection with the proposed placement (the “Placement”) of the Securities to the Purchaser. The terms of the Placement and the Securities shall be mutually agreed upon by the Company and the Purchaser and nothing herein constitutes that the Placement Agent would have the power or authority to bind the Company or the Purchaser or an obligation for the Company to issue any Securities or complete the Placement. The Placement Agent shall act solely as the Company’s agent and not as principal. This Agreement and the documents executed and delivered by the Company and the Purchaser in connection with the Placement, including but not limited to the Purchase Agreement (as defined below), shall be collectively referred to herein as the “Transaction Documents.” The date of each closing of the Placement shall be referred to herein as a “Closing Date.” The Company expressly acknowledges and agrees that the Placement Agent’s obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by the Placement Agent to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of the Placement Agent with respect to securing any other financing on behalf of the Company. Following the prior written consent of the Company, the Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Placement. The sale of the Securities to the Purchaser will be evidenced by a purchase agreement (the “Purchase Agreement”) between the Company and the Purchaser in a form mutually agreed upon by the Company, the Purchaser and the Placement Agent. The purchase price to the Investors for each shall be set forth in the Transaction Documents. Capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement. Prior to the signing of any Purchase Agreement, executive officers of the Company will be available upon reasonable notice and during normal business hours to answer inquiries from the prospective Purchaser.

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1 NTD: To be determined.

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SECTION 1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY; COVENANTS OF THE COMPANY.

A.                  Representations of the Company. Each of the representations and warranties (together with any related disclosure schedules thereto) and covenants made by the Company to the Purchaser in the Purchase Agreement in connection with the Placement is hereby incorporated herein by reference into this Agreement (as though fully restated herein) and is, as of the date of this Agreement and as of the Closing Date, hereby made to, and in favor of, the Placement Agent. In addition to the foregoing, the Company represents and warrants, as of the date of this Agreement and as of the Closing Date, that:

1.                   The Company shall prepare and file with the US Securities and Exchange Commission (the “Commission”) an offering statement on Form 1-A (collectively, with the various parts of such offering statement, each as amended as of the Qualification Date for such part, including any Offering Circular and all exhibits to such offering statement, the “Offering Statement”), pursuant to the Securities under the Securities Act of 1933, as amended (the “Securities Act”) and Regulation A, as promulgated under the Securities Act, and the other applicable rules, orders and regulations (collectively referred to as the “Rules and Regulations”) of the Commission promulgated under the Securities Act, to register the Shares. At the time of such filing, the Company has met the requirements of Form 1-A under the Securities Act. As used in this Agreement:

(i)	“Final Offering Circular” means the offering circular relating to the public offering of the Shares as filed with the Commission pursuant to Rule 253(g)(2) of Regulation A of the Rules and Regulations, as amended and supplemented by any further filings under Rule 253(g)(2);

(ii)	“Preliminary Offering Circular” means the offering circular relating to the Shares included in the Offering Statement pursuant to Regulation A of the Rules and Regulations in the form on file with the Commission on the Qualification Date;

(iii)	“Qualification Date” means the date as of which the Offering Statement was or will be qualified with the Commission pursuant to Regulation A, the Act and the Rules and Regulations; and

(iv)	“Testing-the-Waters Communication” means any website post, broadcast or cable radio or internet communication, email, social media post, video or written communication with potential investors undertaken in reliance on Rule 255 of the Rules and Regulations.

Any reference in this Agreement to the Offering Circular, the Preliminary Offering Circular or the Final Offering Circular shall refer to and include the documents allowed to be incorporated by reference therein (the “Incorporated Documents”) pursuant to Form 1-A which are filed under the Securities Act, on or after the date of this Agreement, or the issue date of the Preliminary Offering Circular or the Final Offering Circular, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Offering Circular, the Preliminary Offering Circular, the Final Offering Circular shall refer to and include the filing of any document under Regulation A of the Rules and Regulations after the date of this Agreement, or the issue date of the Preliminary Offering Circular or the Final Offering Circular, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Offering Circular, the Preliminary Offering Circular or the Final Offering Circular (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Offering Circular, the Preliminary Offering Circular or the Final Offering Circular, as the case may be. No stop order suspending the qualification of the Offering Circular or the use of the Preliminary Offering Circular or the Final Offering Circular has been issued prior to any Closing Date, and no proceeding for any such purpose is pending or initiated or, to the Company's knowledge, threatened by the Commission prior to any Closing Date.

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2.                   The Offering Circular (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Offering Circular and any post- qualification amendment thereto, at the time it became qualified, shall complied in all material respects with the Securities Act, Regulation A and the applicable Rules and Regulations and will not and, as amended or supplemented, if applicable, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Preliminary Offering Statement or the Final Offering Statement, each as of its respective date, comply in all material respects with the Securities Act, Regulation A and the applicable Rules and Regulations. Each of the Preliminary Offering Statement or the Final Offering Statement, as amended or supplemented, will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conforms in all material respects to the requirements of Regulation A and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Preliminary Offering Statement or Final Offering Statement), in the light of the circumstances under which they are made not misleading; and any further documents so filed and incorporated by reference in the Preliminary Offering Statement or Final Offering Statement, when such documents are filed with the Commission, will conform in all material respects to the requirements of Regulation A and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. No post- qualification amendment to the Offering Circular reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. Except for this Agreement, there are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. Except for this Agreement, there are no contracts or other documents required to be described in the Preliminary Offering Statement or Final Offering Statement, or to be filed as exhibits or schedules to the Offering Circular, which (x) have not been described or filed as required or (y) will not be filed within the requisite time period.

3.                   There are no affiliations with any FINRA member firm among the Company's officers, directors or, to the knowledge of the Company, any five percent (5.0%) or greater stockholder of the Company, except as set forth in the Offering Circular.

4.                   Each Testing-the-Waters Communication, if any, when considered together with the Final Offering Circular or Preliminary Offering Circular, as applicable, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

5.                   The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby and under the Preliminary Offering Statement have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Company’s Board of Directors (the “Board of Directors”) or the Company’s stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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6.                   The execution, delivery and performance by the Company of this Agreement and the transactions contemplated pursuant to the Offering Statement, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a material adverse effect. A “Subsidiary” means any subsidiary of the Company and where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

7.                   Any certificate signed by an officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters set forth therein.

8.                   The Company acknowledges that the Placement Agent will rely upon the accuracy and truthfulness of the foregoing representations and warranties and hereby consents to such reliance.

9.                   The Company is not subject to the ongoing reporting requirements of Section 13 or 15(d) of the Exchange Act and has not been subject to an order by the Commission denying, suspending, or revoking the registration of any class of securities pursuant to Section 12(j) of the Exchange Act that was entered within five years preceding the date the Offering Statement was originally filed with the Commission. The Company is not, nor upon completion of the transactions contemplated herein will it be, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not a development stage company or a “business development company” as defined in Section 2(a)(48) of the Investment Company Act. The Company is not a blank check company, nor is it an issuer of asset-backed securities as defined in Item 1101(c) of Regulation AB.

10.                The Company is not a “foreign private issuer,” as such term is defined in Rule 405 under the Securities Act.

11.                No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Statement or the Final Offering Statement has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

12.                Each of the representations and warranties (together with any related disclosure schedules thereto) made to the Purchaser in the Purchase Agreements is hereby incorporated herein by reference (as though fully restated herein) and is hereby made to, and in favor of, the Placement Agent.

13.                Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to each Closing Date, any offering material in connection with the offering and sale of the Securities.

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14.                The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and, to the Company’s knowledge, no Action (as defined below) has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

15.                There has not been, and to the knowledge of the Company, there is not pending or contemplated, any action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, provincial, county, local or foreign), including any proceeding or any other governmental authority (collectively, an “Action”). Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the qualification of any offering circular filed by the Company or any Subsidiary under the Securities Act.

16.                The Company and each of its Subsidiaries is, and has been, in material compliance with all applicable laws respecting labor, employment and employment practices, terms and conditions of employment, wages and hours, including the classification of independent contractors and has not received any notice from any governmental authority or any other country disputing such classification. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all applicable U.S. federal, state, provincial, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

17.                The Company and its Subsidiaries (i) are in compliance with all federal, state, provincial, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

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18.                Each of the Company and its Subsidiaries has all requisite power, capacity and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, U.S. or foreign (collectively, the “Consents”), to own, lease and operate their properties and conduct their business as it is now being conducted or, except as disclosed in the Offering Circular, proposed to be conducted, in each case as disclosed in the Offering Circular, and each such Consent is valid, existing, in good standing and in full force and effect, except in each case as would not have a Material Adverse Effect. Neither the Company nor any Subsidiary has received notice of any investigation or proceedings which, if decided adversely to the Company or any such Subsidiary, as the case may be, would have a Material Adverse Effect. The Company and each Subsidiary are in compliance with the terms and conditions of all such Consents, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect. The disclosures in the Offering Circular concerning the effects of federal, state, provincial, local and all foreign regulation on the Company’s business as currently contemplated are correct in all material respects.

19.                The Company and the Subsidiaries have good and marketable title in fee simple to, or have valid and marketable rights to lease or otherwise use, all real property and all personal property owned or used by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, provincial, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

20.                The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses and which the failure to do so could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Schedule [A.20] sets forth all of the Intellectual Property Rights that the Company and its Subsidiaries own or have the rights to use. Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, a written notice of a claim or otherwise has any knowledge that the operation of their respective businesses violate or infringe upon the intellectual property rights of any Person, except as could not have or reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

21.                The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to $2,000,000. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

22.                None of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, shareholder, member or partner, in each case in excess of US$120,000 other than for (i) payment of salary, bonus or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan or equity incentive plans of the Company.

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23.                No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents, other than the compensation payable to the Placement Agent pursuant to the terms of this Agreement.

21. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA.

24.                There is no document or contract of a character required to be described in the Offering Statement or the Final Offering Circular or to be filed as an exhibit to the Offering Statement which is not described or filed as required. All such contracts to which the Company or any Subsidiary is a party have been authorized, executed and delivered by the Company or any Subsidiary, and constitute valid and binding agreements of the Company or any Subsidiary, and are enforceable against the Company in accordance with the terms thereof, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and equitable principles of general applicability. None of these contracts have been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and the Company has not received notice of any such pending or threatened suspension or termination.

B.                  Covenants and Agreements of the Company. The Company further covenants and agrees with the Placement Agent as follows:

1.                   Offering Circular Matters. The Company will advise the Placement Agent promptly after it receives notice thereof of the time when the initial Offering Circular or any amendment thereto has been filed or becomes qualified or any supplement to the Preliminary Offering Statement or the Final Offering Statement has been filed and will furnish the Placement Agent with copies thereof. The Company will file promptly all reports and any required to be filed by the Company with the Commission pursuant to the Securities Act and Regulation A of the Rules and Regulations, subsequent to the date of any Offering Statement and until the longer of (x) for so long as the delivery of an offering statement is required in connection with the Offering and (y) as required in the Transaction Documents. The Company will advise the Placement Agent, promptly after it receives notice thereof (i) of any request by the Commission to amend the Offering Circular for additional information, and (ii) of the issuance by the Commission of any stop order suspending the qualification of the Offering Circular or any post-qualification amendment thereto or any order directed at any Incorporated Document, if any, or any amendment or supplement thereto or any order preventing or suspending the use of the Preliminary Offering Circular or the Final Offering Circular or any Offering Circular supplement or any amendment or supplement thereto or any post-qualification amendment to the Offering Circular, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the institution or threatened institution of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Offering Circular or for additional information. The Company shall use its reasonable best efforts to prevent the issuance of any such stop order or prevention or suspension of such use. If the Commission shall enter any such stop order or order or notice of prevention or suspension at any time, the Company will use its reasonable best efforts to obtain the lifting of such order at the earliest possible moment, or will file a new offering circular and use its reasonable best efforts to have such new offering circular declared qualified as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Regulation A, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use its reasonable efforts to confirm that any filings made by the Company under Regulation A are received in a timely manner by the Commission.

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2.                   Blue Sky Compliance. The Company will reasonably cooperate with the Placement Agent and the Purchaser at the Company’s sole prepaid cost to promptly qualify the Securities for sale under the securities laws of such jurisdictions (United States and foreign) as the Placement Agent and the Purchaser may reasonably request and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, and provided further that the Company shall not be required to produce any new disclosure document. The Company at its sole cost will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request for distribution of the Securities. The Company will advise the Placement Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

3.                   Amendments and Supplements to an Offering Statement and Other Matters. The Company will comply with the Securities Act, Regulation A, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the Incorporated Documents and any Offering Statement. If during the period in which an offering statement is required by law to be delivered in connection with the distribution of Securities contemplated by the Incorporated Documents or any Offering Statement (the “Offering Statement Delivery Period”), any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Placement Agent or counsel for the Placement Agent, it becomes necessary to amend or supplement the Incorporated Documents or any Offering Statement in order to make the statements therein, in the light of the circumstances under which they were made, as the case may be, not misleading, or if it is necessary at any time to amend or supplement the Incorporated Documents or any Offering Statement or to file under Regulation A any Incorporated Document to comply with any law, the Company will promptly prepare and file with the Commission, and furnish at its own expense to the Placement Agent and to dealers, an appropriate amendment to the Offering Circular or supplement to the Offering Circular, or the Incorporated Documents that is necessary in order to make the statements in the Incorporated Documents, as so amended or supplemented, in the light of the circumstances under which they were made, as the case may be, not misleading, or so that the Offering Circular, or the Incorporated Documents, as so amended or supplemented, will comply with law. Before amending the Offering Circular or supplementing the Incorporated Documents in connection with the Offering, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not file any such amendment or supplement to which the Placement Agent reasonably objects.

4.                   Copies of any Amendments and Supplements to an Offering Statement. The Company will furnish the Placement Agent, without charge, during the period beginning on the date hereof and ending on the later of the last Closing Date of the Offering, as many copies of any Offering Statement or offering statement supplement and any amendments and supplements thereto, as the Placement Agent may reasonably request.

5.                   Transfer Agent; Auditor. The Company will maintain, at its expense, a registrar and transfer agent for the Common Stock. The Company will engage and continue to retain an audit firm, reasonable acceptable to the Purchaser and the Placement Agent, to audit in accordance with US GAAP the financial statements of the Company and its Subsidiaries as required in connection with the Offering Circular and for the Company to comply with its obligations under this Agreement and under the other Transaction Documents.

6.                   OTC Alternative Reporting Standards. As of the date of this Agreement and as of each Closing Date, the Company has timely filed with or furnished to, as applicable, the OTC Markets all disclosure documents, financial statements, prospectuses, reports, schedules, forms, statements, and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the OTC Markets (collectively, the “Company OTC Documents”) to comply with the “Alternative Reporting Standard”. As of their respective filing dates or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing, each of the Company OTC Documents complied as to form in all material respects with the applicable requirements of the OTC Markets applicable to such Company OTC Documents. None of the Company OTC Documents, including any financial statements, schedules, or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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7.                   Periodic Reporting Obligations. If and when the Company becomes subject to the ongoing reporting requirements of the Exchange Act of 1934, as amended (the “Exchange Act”), the Company will duly file, on a timely basis, with the Commission and the Trading Market all reports and documents required to be filed under the Exchange Act within the time periods and in the manner required by the Exchange Act.

8.                   Additional Documents. The Company will enter into any subscription, purchase or other customary agreements as the Placement Agent or the Purchaser deem necessary or appropriate to consummate the Offering, all of which will be in form and substance reasonably acceptable to the Placement Agent and the Purchaser. The Company agrees that the Placement Agent may rely upon, and each is a third party beneficiary of, the representations and warranties, and applicable covenants, set forth in any such purchase, subscription or other agreement with Purchaser in the Offering.

9.                   No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

10.                Acknowledgment. The Company acknowledges that any advice given by the Placement Agent to the Company is solely for the benefit and use of the Board of Directors of the Company and may not be used, reproduced, disseminated, quoted or referred to, without the Placement Agent's prior written consent.

11.                Announcement of Offering. The Company acknowledges and agrees that the Placement Agent may, subsequent to the Closing, make public its involvement with the Offering.

12.                Reliance on Others. The Company confirms that it will rely on its own counsel and accountants for legal and accounting advice.

SECTION 2. REPRESENTATIONS OF THE PLACEMENT AGENT. The Placement Agent represents and warrants that it (i) is a member in good standing of FINRA, (ii) is registered as a broker/dealer under the Exchange Act, (iii) is licensed as a broker/dealer under the laws of the States applicable to the offers and sales of the Securities by the Placement Agent, (iv) is and will be a corporate entity validly existing under the laws of its place of incorporation or formation, and (v) has full power and authority to enter into and perform its obligations under this Agreement. The Placement Agent will immediately notify the Company in writing of any change in its status as such. The Placement Agent covenants that it will use its reasonable best efforts to conduct the Placement hereunder in compliance with the provisions of this Agreement and the requirements of applicable law.

SECTION 3. COMPENSATION. In consideration of the services to be provided for hereunder, the Company shall pay to the Placement Agent or its respective designees the following compensation with respect to the Securities which they are placing:

A.                  A cash fee (the “Cash Fee”) equal to an aggregate of two percent (2%) of the aggregate gross proceeds raised in the Placement. The Cash Fee shall be paid at each Closing of the Placement, payable monthly, “in arrears” after the first Closing, by the 5th business day of each month; and via wire transfer to the Placement Agent at its wire instructions to be separately provided by it to the Company. By way of example, if the Company receives $1,000,000 of the $10,000,000 offered in the month of January, then the Company shall pay the Placement Agent a Cash Fee of $20,000 in the following month of February.

B.                  Subject to compliance with FINRA Rule 5110(f)(2)(D), the Company also agrees to reimburse the Placement Agent for (i) all travel and other out-of-pocket expenses, as well as (ii) the reasonable fees and expenses of $10,000 to its legal counsel, which shall be reimbursed from the initial proceeds received by the Company. The Company will reimburse Placement Agent directly out of the Closing of the Placement. In the event this Agreement shall terminate prior to the consummation of the Placement, the Placement Agent shall be entitled to reimbursement for actual expenses upon providing reasonable documentation relating to the incurrence of such expenses; provided, however, such expenses shall not exceed $2,500.

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C.                  The Placement Agent reserves the right to reduce any item of its compensation or adjust the terms thereof as specified herein in the event that a determination shall be made by FINRA to the effect that the Placement Agent’s aggregate compensation is in excess of FINRA Rules or that the terms thereof require adjustment.

SECTION 4. INDEMNIFICATION. The Company agrees to the indemnification and other agreements set forth in the Indemnification Provisions (the “Indemnification”) attached hereto as Addendum A, the provisions of which are incorporated herein by reference and shall survive the termination or expiration of this Agreement.

SECTION 5. ENGAGEMENT TERM. The Placement Agent’s engagement hereunder shall be until the earlier of (i) the final Closing Date of the Placement and (ii) the date a party terminates the engagement according to the terms of the next sentence (such date, the “Termination Date” and the period of time during which this Agreement remains in effect is referred to herein as the “Term”). The engagement may be terminated at any time by either party upon five (5) days written notice to the other party, effective upon receipt of written notice to that effect by the other party. If the Company elects to terminate this Agreement for any reason even though the Placement Agent was prepared to proceed with the Placement reasonably within the intent of this Agreement, and if one hundred eighty (180) days following such termination, the Company completes any financing of equity, equity-linked or debt or other capital raising activity of the Company (other than the exercise by any person or entity of any options, warrants or other convertible securities) with any of the investors first introduced to the Company by Placement Agent during the term of this Agreement, then the Company will pay the Placement Agent upon the closing of such financing the compensation set forth in Section 3 herein. Notwithstanding anything to the contrary contained herein, the provisions concerning the Company’s obligation to pay any fees actually earned pursuant to Section 3 hereof and the provisions concerning confidentiality, indemnification and contribution contained herein and the Company’s obligations contained in the Indemnification Provisions will survive any expiration or termination of this Agreement. If this Agreement is terminated prior to the completion of the Placement, all fees due to the Placement Agent shall be paid by the Company to the Placement Agent on or before the Termination Date (in the event such fees are earned or owed as of the Termination Date). The Placement Agent agrees not to use any confidential information concerning the Company provided to the Placement Agent by the Company for any purposes other than those contemplated under this Agreement.

SECTION 6. PLACEMENT AGENT INFORMATION. The Company agrees that any information or advice rendered by the Placement Agent in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without the Placement Agent’s prior written consent.

SECTION 7. NO FIDUCIARY RELATIONSHIP. This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the Indemnification Provisions hereof. The Company acknowledges and agrees that the Placement Agent is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of the Placement Agent hereunder, all of which are hereby expressly waived.

SECTION 8. CLOSING. The obligations of the Placement Agent, and any closing of the sale of the Securities hereunder are subject to the accuracy, when made and on each applicable Closing Date, of the representations and warranties on the part of the Company contained herein and in the Purchase Agreement, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of their obligations hereunder, and to each of the following additional terms and conditions, except as otherwise disclosed to and acknowledged and waived by the Placement Agent by the Company:

A.                  No stop order suspending the qualification of the Offering Circular shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Offering Circular, the Preliminary Offering Statement, the Final Offering Statement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent. Any filings required to be made by the Company in connection with the Placement shall have been timely filed with the Commission.

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B.                  The Placement Agent shall not have discovered and disclosed to the Company on or prior to such Closing Date that the Offering Circular, the Preliminary Offering Statement, the Final Offering Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

C.                  All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Securities, the Offering Circular, the Preliminary Offering Statement the Final Offering Statement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for ICG, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

D.                  On each Closing Date, Placement Agent shall have received a certificate of the chief executive officer of the Company, dated, as applicable, as of the date of such Closing, to the effect that, as of the date of this Agreement and as of the applicable Closing Date, the representations and warranties of the Company contained herein and in the Purchase Agreement were and are accurate in all material respects, except for such changes as are contemplated by this Agreement and except as to representations and warranties that were expressly limited to a state of facts existing at a time prior to the applicable Closing Date, and that, as of the applicable Closing Date, the obligations to be performed by the Company hereunder on or prior thereto have been fully performed in all material respects.

E.                   On each Closing Date, Placement Agent shall have received a certificate of the Secretary of the Company, dated, as applicable, as of the date of such Closing, certifying to the organizational documents, good standing in the state of incorporation of the Company and board resolutions relating to the Placement of the Securities from the Company.

F.                   The Company (i) shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in the Offering Circular, the Preliminary Offering Statement or the Final Offering Statement, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Offering Circular, the Preliminary Offering Statement or the Final Offering Statement, and (ii) since the date of the latest audited financial statements included or incorporated by reference in the Offering Circular, the Preliminary Offering Statement or the Final Offering Statement there shall not have been any change in the capital stock or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders' equity, results of operations or prospects of the Company, otherwise than as set forth in or contemplated by the Offering Circular, the Preliminary Offering Statement or the Final Offering Statement, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Preliminary Offering Statement and Final Offering Statement.

G.                  As of each Closing Date, the Securities shall be listed for trading on the Trading Market or other applicable U.S. national exchange and reasonable evidence of such action, if available, shall have been provided to the Placement Agent upon its request. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Securities under the Securities Act, Regulation A or the Rules and Regulations or delisting or suspending from trading the Common Stock from the Trading Market or other applicable U.S. national exchange, nor has the Company received any information suggesting that the Commission or the Trading Market or other U.S. applicable national exchange is contemplating terminating such registration or listing.

H.                  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of each Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of such Closing Date which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

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I.                     The Company shall have entered into a Purchase Agreement with the Purchaser and such agreements shall be in full force and effect and shall contain representations, warranties and covenants of the Company as agreed between the Company and the Purchaser.

J.                    FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement. In addition, the Company shall, if requested by the Placement Agent, make or authorize Placement Agent’s counsel to make on the Company’s behalf, any filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110 with respect to the Placement and pay all filing fees required in connection therewith.

K.                  The Placement Agent shall have received on each Closing Date a certificate of the Company, dated as of such Closing Date, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and the Placement Agent shall be satisfied that, the signers of such certificate have reviewed the Offering Circular, the Incorporated Documents, any Final Offering Statement, and this Agreement and to the further effect that:

(i)                  The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of such Closing Date, and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

(ii)                No stop order suspending the qualification of the Offering Circular or the use of any Offering Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, threatened under the Securities Act, Regulation A and the applicable rules and regulations of the Commission thereunder; no order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company has been issued by any securities commission, securities regulatory authority or stock exchange in the United States and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange in the United States;

(iii)              When the Offering Circular becomes qualified, at the time of sale, and at all times subsequent thereto up to the delivery of such certificate, the Offering Circular and the Incorporated Documents, if any, when such documents become qualified or were filed with the Commission, and any Offering Statement, contained all material information required to be included therein by the Securities Act, Regulation A and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act, Regulation A and the applicable rules and regulations of the Commission thereunder, as the case may be, and the Offering Circular and the Incorporated Documents, if any, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that the preceding representations and warranties contained in this paragraph (iii) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for use therein) and, since the qualification date of the Offering Circular, there has occurred no event required by the Securities Act and the rules and regulations of the Commission thereunder to be set forth in the Incorporated Documents which has not been so set forth; and

(iv)              Subsequent to the respective dates as of which information is given in the Offering Circular, the Incorporated Documents and any Prospectus, there has not been: (a) any Material Adverse Change; (b) any transaction that is material to the Company and the Subsidiaries taken as a whole, except transactions entered into in the ordinary course of business; (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business; (d) any material change in the capital stock (except changes thereto resulting from the exercise of outstanding stock options or warrants) or outstanding indebtedness of the Company or any Subsidiary; (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a material adverse effect.

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L.                   Subsequent to the execution and delivery of this Agreement and prior to each Closing Date, in the Placement Agent's sole judgment after consultation with the Company, there shall not have occurred any Material Adverse Effect or any material adverse change or development involving a prospective material adverse change in the condition or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Offering Circular (“Material Adverse Change”).

If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Placement Agent or to Placement Agent’s counsel pursuant to this Section 8 shall not be reasonably satisfactory in form and substance to the Placement Agent and to Placement Agent’s counsel, all obligations of the Placement Agent hereunder may be cancelled by the Placement Agent at, or at any time prior to, the consummation of the Closing. Notice of such cancellation shall be given to the Company in writing or orally. Any such oral notice shall be confirmed promptly thereafter in writing.

SECTION 9. RIGHT OF FIRST REFUSAL. Commencing on the date of this Agreement and continue for a period of six (6) months from the final Closing, the Company grants ICG the right of first refusal to act as a lead managing underwriter and book runner and/or placement agent for any and all future public and private equity, equity- linked and/or debt offerings and/or any combination thereof of the Company, or any successor to or any Subsidiary of the Company.

SECTION 10. GOVERNING LAW. This Agreement shall be deemed to have been made and delivered in New York City and both this engagement letter and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Each of the Placement Agent and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this engagement letter and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent’s address shall be deemed in every respect effective service process upon the Placement Agent, in any such suit, action or proceeding. Notwithstanding any provision of this engagement letter to the contrary, the Company agrees that neither the Placement Agent nor its affiliates, and the respective officers, directors, employees, agents and representatives of the Placement Agent, its affiliates and each other person, if any, controlling the Placement Agent or any of its affiliates, shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement and transaction described herein except for any such liability for losses, claims, damages or liabilities incurred by us that are finally judicially determined to have resulted from the willful misconduct or gross negligence of such individuals or entities. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

SECTION 11. ENTIRE AGREEMENT/MISC. This Agreement (including the attached Indemnification Provisions) embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by the Placement Agent and the Company. The representations, warranties, agreements and covenants contained herein shall survive the closing of the Placement and delivery of the Securities. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become qualified when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof.

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SECTION 12. CONFIDENTIALITY. The Placement Agent (i) will keep the Confidential Information (as such term is defined below) confidential and will not (except as required by applicable law or stock exchange requirement, regulation or legal process (“Legal Requirement”)), without the Company’s prior written consent, disclose to any person any Confidential Information, and (ii) will not use any Confidential Information other than in connection with the Placement. The Placement Agent further agree, severally and not jointly, to disclose the Confidential Information only to its Representatives (as such term is defined below) who need to know the Confidential Information for the purpose of the Placement, and who are informed by the Placement Agent of the confidential nature of the Confidential Information. The term “Confidential Information” shall mean, all confidential, proprietary and non-public information (whether written, oral or electronic communications) furnished by the Company to the Placement Agent or its Representatives in connection with the Placement Agent’s evaluation of the Placement. The term “Confidential Information” will not, however, include information which (i) is or becomes publicly available other than as a result of a disclosure by the Placement Agent or its Representatives in violation of this Agreement, (ii) is or becomes available to the Placement Agent or any of its Representatives on a non-confidential basis from a third-party, (iii) is known to the Placement Agent or any of its Representatives prior to disclosure by the Company or any of its Representatives, or (iv) is or has been independently developed by the Placement Agent and/or the Representatives without use of any Confidential Information furnished to it by the Company. The term “Representatives” shall mean the Placement Agent’s and its affiliates respective directors, officers, employees, advisors, attorneys, accountants, agents, representatives, affiliates, successors and assigns. This provision shall be in full force until the earlier of (a) the date that the Confidential Information ceases to be confidential and (b) two years from the date hereof. Notwithstanding any of the foregoing, in the event that the Placement Agent or any of its Representatives are required by Legal Requirement to disclose any of the Confidential Information, such Placement Agent and its Representatives will furnish only that portion of the Confidential Information which such Placement Agent or its Representative, as applicable, is required to disclose by Legal Requirement as advised by Placement Agent’s counsel, and will use reasonable efforts to obtain reasonable assurance that confidential treatment will be accorded the Confidential Information so disclosed.

SECTION 13. NOTICES. All communications hereunder shall be in writing and shall be mailed, hand delivered or e-mailed and confirmed to the parties hereto as follows:

If to the Placement Agent to the address set forth herein, attention: John Calicchio, email: jc@iconcapg.com

With a copy to (which shall not constitute notice):

Foley Shechter Ablovatskiy LLP

1180 Avenue of the Americas, 8th Floor

New York, New York 10036

E-mail: js@foleyshechter.com

Attention: Jonathan Shechter, Esq.

If to the Company:

Gold River Productions, Inc.

1022 Shadyside Lane

Dallas, TX 75223

e-mail: adamt@transamaqua.com

Attention: Adam Thomas

With a copy to (which shall not constitute notice):

Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 14. PRESS ANNOUNCEMENTS. The Company agrees that the Placement Agent shall, from and after any Closing, have the right to reference the Placement and the Placement Agent’s role in connection therewith in the Placement Agent’s marketing materials and on its website and to place advertisements in financial and other newspapers and journals, in each case at its own expense. Other than as set forth herein, neither the Company nor any of its Representatives shall make any public announcement or issue any press release regarding the transactions contained herein or any of the other Transaction Documents without the Placement Agent’s prior written consent.

[The remainder of this page has been intentionally left blank.]

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Please confirm that the foregoing correctly sets forth our agreement by signing and returning to ICG the enclosed copy of this Agreement.

Very truly yours,

ICON CAPITAL GROUP, LLC

By:	/s/ John Calicchio
Name: John Calicchio
Title: President/CEO

Address for notice:

895 Dove Street, Suite 300
Newport Beach, CA 92660
Attention: John Calicchio
Email: jc@iconcapg.com

Accepted and Agreed to as of the date first written above:

GOLD RIVER PRODUCTIONS, INC.

By:	/s/ Adam Thomas
Name:
Title:

Address for notice:

Gold River Productions, Inc.
1022 Shadyside Lane
Dallas, TX 75223
Attn: Chief Executive Officer
Email: adamt@transamaqua.com

[Signature Page to Placement Agency Agreement Between Gold River Productions, Inc. & Icon Capital Group, LLC]

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ADDENDUM A

INDEMNIFICATION PROVISIONS

In connection with the engagement of Icon Capital Group, LLC (the “Placement Agent”) by Gold River Productions, Inc. (the “Company”) pursuant to a placement agency agreement dated as of the date hereof, between the Company and the Placement Agent, as it may be amended from time to time in writing (the “Agreement”), the Company hereby agrees as follows:

1.                   To the extent permitted by law, the Company will indemnify the Placement Agent and each of their respective affiliates, directors, officers, employees and controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of its activities hereunder or pursuant to the Agreement, except, with regard to the Placement Agent, to the extent that any losses, claims, damages, expenses or liabilities (or actions in respect thereof) are found in a final judgment (not subject to appeal) by a court of law to have resulted primarily and directly from the Placement Agent’s willful misconduct or gross negligence in performing the services described herein, as the case may be.

2.                   Promptly after receipt by the Placement Agent of notice of any claim or the commencement of any action or proceeding with respect to which the Placement Agent are entitled to indemnity hereunder, the Placement Agent will notify the Company in writing of such claim or of the commencement of such action or proceeding, and the Company will assume the defense of such action or proceeding and will employ counsel reasonably satisfactory to the Placement Agent and will pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, the Placement Agent will be entitled to employ counsel separate from counsel for the Company and from any other party in such action if counsel for the Placement Agent reasonably determines that it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and the Placement Agent. In such event, the reasonable fees and disbursements of no more than one such separate counsel will be paid by the Company. The Company will have the exclusive right to settle the claim or proceeding provided that the Company will not settle any such claim, action or proceeding without the prior written consent of the Placement Agent, which will not be unreasonably withheld.

3.                   The Company agrees to notify the Placement Agent promptly of the assertion against it or any other person of any claim or the commencement of any action or proceeding relating to a transaction contemplated by the Agreement.

4.                   If for any reason the foregoing indemnity is unavailable to the Placement Agent or insufficient to hold the Placement Agent harmless, then the Company shall contribute to the amount paid or payable by the Placement Agent, as the case may be, as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand, and the Placement Agent on the other, but also the relative fault of the Company on the one hand and the Placement Agent on the other that resulted in such losses, claims, damages or liabilities, as well as any relevant equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees and expenses incurred in defending any litigation, proceeding or other action or claim. Notwithstanding the provisions hereof, the Placement Agent’s share of the liability hereunder shall not be in excess of the amount of fees actually received, or to be received, by the Placement Agent under the Agreement (excluding any amounts received as reimbursement of expenses incurred by the Placement Agent).

5.                   These Indemnification Provisions shall remain in full force and effect whether or not the transaction contemplated by the Agreement is completed and shall survive the termination of the Agreement, and shall be in addition to any liability that the Company might otherwise have to any indemnified party under the Agreement or otherwise.

[The remainder of this page has been intentionally left blank.]

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Very truly yours,

ICON CAPITAL GROUP, LLC

By:	/s/ John Calicchio
Name: John Calicchio
Title: President/CEO

Address for notice:

895 Dove Street, Suite 300
Newport Beach, CA 92660
Attention: John Calicchio
Email: jc@iconcapg.com

Accepted and Agreed to as of the date first written above:

GOLD RIVER PRODUCTIONS, INC.

By:	/s/ Adam Thomas
Name:
Title:

Address for notice:

Gold River Productions, Inc.
1022 Shadyside Lane
Dallas, TX 75223
Attn: Chief Executive Officer
Email: adamt@transamaqua.com

[Signature Page to Indemnification Provisions Pursuant to Placement Agency Agreement] between Gold River Productions, Inc. & Icon Capital Group, LLC]

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